UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 02, 2007 (Date of earliest event reported)
CAM Commerce Solutions, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-16569 (Commission File Number)	95-3866450 (IRS Employer Identification Number)

17075 Newhope Street, Suite A (Address of principal executive offices)		92708 (Zip Code)
(714) 241-9241 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to this Item 2.02 of Form 8-K. On May 2, 2007, CAM Commerce Solutions, Inc. announced its financial results for the second fiscal quarter and six months ended March 31, 2007 pursuant to a press release, a copy of which is attached as Exhibit 99.1 to this report. The company will hold a telephone conference call on May 2, 2007 at 4:30 p.m. Eastern Standard Time to discuss the results.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of CAM Commerce Solutions, Inc. dated May 02, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 02, 2007	CAM COMMERCE SOLUTIONS, INC. By: /s/ Paul Caceres Paul Caceres Chief Financial and Accounting Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of CAM Commerce Solutions, Inc. dated May 02, 2007